Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Report of PureSnax International, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick Gosselin, Chief Executive Officer and Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2017

By: /s/ Patrick Gosselin

Patrick Gosselin,

President, Chief Executive Officer

and Principal Executive Officer